Fees Summary	Aug. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 63,811,694.87
Previously Paid Amount	0.00
Total Fee Amount	9,769.57
Total Offset Amount	0.00
Net Fee	$ 9,769.57